INCORPORATED UNDER THE LAWS
OF THE STATE OF NEVADA

[redacted]

MediaNet Group Technologies, Inc.

The Corporation is authorized to issue
50,000,000 shares of Common Stock, Par Value $.001 Per Share

CUSIP 58447E 10 8

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

THIS IS TO CERTIFY THAT

Specimen

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.001 PER SHARE OF

MediaNet Group Technologies, Inc.

(hereinafter called the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and By-Laws of the Corporation and the amendments from time to time made thereto, copies of which are or will be on file at the principal office of the Corporation, to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY

MEDIANET GROUP TECHNOLOGIES, INC.
CORPORATE
SEAL
1999
NEVADA

PRESIDENT

Countersigned and Registered:
OLDE MONMOUTH STOCK TRANSFER
200 Memorial Pkwy, Atl. Highlands, NJ 07716

Authorized Signature

PRECISE CORPORATE PRINTING, N.Y.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	*—as tenants in common*	*UNIF GIFT MIN ACT —*	*........ Custodian ....*
TEN ENT	*—as tenants by the entireties*		*(Cust) (Minor)*
JT TEN	*—as joint tenants with right of survivorship and not as tenants in common*		*under Uniform Gifts to Minors Act .... (State)*

Additional abbreviations may also be used though not in the above list.

For Value Received, ____________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

____

____ *Shares*

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ *Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________

X ______________________________

X ______________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By ______________________________

THE SIGNATURES SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.